UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2013

WAVE SYSTEMS CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	0-24752	13-3477246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street, Lee, Massachusetts 01238

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (413) 243-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 12, 2013, Wave Systems Corp. (“Wave”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited purchasers (the “Purchasers”) pursuant to which Wave sold a total of 1,204,820 shares of Class A Common Stock, par value $0.01 per share (the “Common Shares”), for an aggregate purchase price of $1,000,000.  The Common Shares are priced at $0.83 per share.  The Purchasers also received warrants to purchase up to 602,410 Common Shares at an exercise price of $0.83 per share.  The warrants are exercisable for 5 years beginning on the date of issuance.  The Common Shares and warrants (including the shares issuable upon exercise of the warrants) were issued in a private placement, subject to customary registration rights under a registration rights agreement among Wave and the Purchasers (the “Registration Rights Agreement”).  Under the terms of the Purchase Agreement, if at any time before the earlier of the 180th day following March 12, 2013 and the date that is the 30th day following the effective date of the registration statement to be filed pursuant to the Registration Rights Agreement, Wave executes definitive documents for the sale of Common Shares or Common Share equivalents (or a combination of units thereof) for cash, subject to certain exceptions, each Purchaser will have the right to participate in such financing on the same terms, conditions and price provided for in such financing, subject to the terms and conditions of the Purchase Agreement.  The Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  The Form of Warrant issued to the Purchasers is attached hereto as Exhibit 4.1 and is incorporated herein by reference.  The Registration Rights Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Also, in connection with the offering, Dawson James Securities, Inc. (the “Placement Agent”) entered into a placement agency agreement with Wave in which they agreed to act as placement agent in connection with the offering.  In connection with the offering, Wave paid the Placement Agent a cash fee of $60,000, equal to 6% of the gross proceeds paid to Wave in connection with the offering, and reimbursed certain expenses of the Placement Agent.

Item 8.01.  Other Events.

On March 13, 2013, Wave issued a press release (the “Press Release”) announcing the transaction.  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

Exhibit 4.1	Form of Warrant issued to the Purchasers

Exhibit 10.1	Securities Purchase Agreement, dated March 12, 2013, among Wave and the Purchasers

Exhibit 10.2	Registration Rights Agreement, dated March 12, 2013, among Wave and the Purchasers

Exhibit 99.1	Press Release of Wave, dated March 13, 2013, announcing the transactions.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE SYSTEMS CORP.

	By:	/s/Gerard T. Feeney
Gerard T. Feeney
Chief Financial Officer

Dated: March 18, 2013

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Form of Warrant issued to the Purchasers

Exhibit 10.1	Securities Purchase Agreement, dated March 12, 2013, among Wave and the Purchasers

Exhibit 10.2	Registration Rights Agreement, dated March 12, 2013, among Wave and the Purchasers

Exhibit 99.1	Press Release of Wave, dated March 13, 2013, announcing the transactions.